UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 13, 2014

Date of Report

(Date of earliest event reported)

BINGHAM CANYON CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-31549 (Commission File Number)	90-0578516 (IRS Employer Identification No.)

#281, 369 East 900 South, Salt Lake City, Utah 84111

(Address of principal executive offices)

(801) 323-2395

(Registrant’s telephone number, including area code)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 13, 2014, Bingham Canyon Corporation (the “Company”) was informed by our independent registered public accounting firm, Morrill & Associates, LLC, ("Morrill"), that Morrill had combined its public audit practice with Pritchett Siler & Hardy, P.C. (“Pritchett Siler”), effective March 10, 2014. As a result, Morrill effectively resigned as the Company's independent registered public accounting firm and Pritchett Siler became the Company's independent registered public accounting firm. The engagement of Pritchett Siler as the Company's independent registered public accounting firm was approved by our Board of Directors on March 13, 2014.

Morrill’s reports on the financial statements of the Company as of and for the two years ended December 31, 2012 and December 31, 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.  However, Morrill’s reports on the financial statements of the Company for the years ended December 31, 2012 and 2011 and any subsequent interim period preceding the date of dismissal contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

During the two years ended December 31, 2012 and December 31, 2011 and any subsequent interim period preceding the date of dismissal, there were no disagreements between the Company and Morrill on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Morrill’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such periods. During the two years ended December 31, 2012 and December 31, 2011 and through the date of this Form 8-K, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the two years ended December 31, 2012 and December 31, 2011 and any subsequent interim period preceding the date of engagement, the Company (or someone on our behalf) did not consult with Pritchett Siler with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to us nor oral advice was provided that Pritchett Siler concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Morrill with a copy of this Current Report on Form 8-K and requested Morrill to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated March 14, 2014 furnished by Morrill, is filed as Exhibit 16.1 to this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter of agreement from Morrill & Associates, LLC, dated March 14, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2014	BINGHAM CANYON CORPORATION

By: /s/ Brett D. Mayer
Brett D. Mayer, President